EXHIBIT 99.1

       N E W S   B U L L E T I N      RE:   EMPIRE FINANCIAL HOLDING COMPANY
                 FROM:                          2170 West State Road 434
                                                       Suite 100
           F I N A N C I A L                       Longwood, FL 32779
            RELATIONS BOARD                            AMEX: EFH
________________________________________________________________________________

 FOR FURTHER INFORMATION:

 AT THE COMPANY:                           AT FINANCIAL RELATIONS BOARD:
 Donald A. Wojnowski Jr.                   Lasse Glassen
 President                                 General Information
 (407) 774-1300                            (310) 854-8313
 dwojnowski@empirenow.com                  lglassen@financialrelationsboard.com
________________________________________________________________________________

FOR IMMEDIATE RELEASE
JUNE 23, 2005

                   EMPIRE FINANCIAL TO OFFER AFA'S IMPACT PRO

                      COMPANY ALSO ANNOUNCES PLANS TO OPEN
            INSTITUTIONAL AND CORPORATE FINANCE OPERATION IN NEW YORK


LONGWOOD, FLA., JUNE 23, 2005 -- EMPIRE FINANCIAL HOLDING COMPANY (AMEX: EFH), a financial brokerage services firm serving retail and institutional clients, is pleased to announce today that it's wholly owned subsidiary, Empire Financial Group, Inc. has entered into an agreement to offer to its institutional clients Advanced Financial Applications (AFA) Integrated Order Processing (IOP TM) capability which enables users of the IMPACT Pro solution to seamlessly manage trades from execution through settlement. Additionally Empire announced its plans to open a New York Institutional and Corporate Finance operation. The office is expected to open July 1, 2005.

Gerry Mastriani, Empire's Director of Trading commented, "The current market environment demands that brokerage firms offer their clients compliant technology-based methods to deliver orders to the market making desk. Empire's decision to offer AFA's Integrated Order Processing capability as a turn key solution adds to the capabilities that Empire currently offers its clients. Coupled with the opening of our New York office, we now believe Empire clearly offers unaffiliated broker dealers and institutions a competitive option when choosing their trading partners."

ABOUT EMPIRE FINANCIAL HOLDING COMPANY

Empire Financial Holding Company, through its wholly owned subsidiary, Empire Financial Group, Inc., provides full-service retail and institutional brokerage services through its network of independently owned and operated offices and discount retail securities brokerage via both the telephone and the Internet. Through its market-making and trading division, the Company offers securities order execution services for unaffiliated broker dealers and makes markets in domestic and international securities. Empire Financial also provides turn-key fee based investment advisory and registered investment advisor custodial services through its wholly owned subsidiary, Empire Investment Advisors, Inc.

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Empire Financial Holding Company
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ABOUT ADVANCED FINANCIAL APPLICATIONS, INC.

Advanced Financial Applications, Inc. is a financial services technology company that provides a suite of Integrated Order Processing (IOP(TM)) solutions to buy and sell-side institutions. AFA helps hedge funds, asset management firms, broker dealers and family offices grow their businesses by creating and delivering trading solutions to streamline the trade workflow, thus resulting in lower operating costs. For more information, visit AFA online at http://www.afapp.com


FORWARD-LOOKING STATEMENT DISCLAIMER

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, the ability of the Company to continue as a going concern, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

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